Q2 Fiscal 2023 Financial Results

November 3, 2022



Management Presenters

Scott Barbour
President and Chief Executive Officer

Scott Cottrill
Executive Vice President, Chief Financial Officer

Mike Higgins
Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company's current expectations, estimates and projections regarding the Company's business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "confident" and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; the risks related to the COVID-19 pandemic or other pandemics in the future; disruption or volatility in general business and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effect of global climate change; cybersecurity risks; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company's filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company's forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes references to Adjusted EBITDA and Free Cash Flow, non-GAAP financial measures. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These measures are not intended to be substitutes for those reported in accordance with GAAP. Adjusted EBITDA and Free Cash Flow may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

EBITDA and Adjusted EBITDA are non-GAAP financial measures that comprise net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company's definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company's board of directors to assess financial performance and evaluate the effectiveness of the Company's business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company's management and board of directors. In order to provide investors with a meaningful reconciliation, the Company has provided below reconciliations of Adjusted EBITDA to net income.

Free Cash Flow is a non-GAAP financial measure that comprises cash flow from operating activities less capital expenditures. Free Cash Flow is a measure used by management and the Company's board of directors to assess the Company's ability to generate cash. Accordingly, management believes that Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flow from operations after capital expenditures.

Q2 Fiscal 2023 Highlights

Demand

- Backlog levels are at or slightly above pre-pandemic levels at both ADS and Infiltrator.
- Order pace and quoting activity has slowed from peak levels. Lead times improved, resulting in a more normalized order pace.
- Beginning to see demand weakness within Infiltrator business, residential end market and certain geographies.
- Continued focus on accelerating material conversion, as well as growth in favorable geographies, end markets and product lines (such as Allied products, HP pipe and onsite septic tanks).

Revenue



Sales Growth
+31%
$766
$585
+3%
$151
$146
ADS Legacy
Infiltrator
Q2 FY23
Q2 FY22

- Growth driven by favorable pricing and steady demand in allied products as well as residential land development and agriculture end markets.
- Strong growth on tough comparison to prior year (Q2 FY22 was +30% vs. PY).

Profitability



Adjusted EBITDA
+60%
$263
$165
Q2 FY23
Q2 FY22

- Favorable pricing covering inflationary cost pressures related to transportation and labor.
- Raw material costs are improving, still elevated compared to historical levels.
- Labor challenges remain biggest issue in both manufacturing and transportation operations.

Business Updates

- Industry-leading Engineering & Technology Center broke ground in October 2022.
- Continuing to invest in long-term growth and productivity of ADS and Infiltrator businesses though Fiscal 2023.
- Continued disciplined approach to capital allocation priorities. Repurchased 1.9M shares year-to-date through September 30, 2022 while maintaining favorable liquidity position.
- S&P upgraded ADS issuer credit rating to BB.

//ADS

Q2 Fiscal 2023 Financial Performance

Revenue



+25%
(USD, in millions)
$884
$706
Q2 FY23
Q2 FY22

Revenue Performance

By Business

+ ADS Legacy	+31%
+ Pipe	+28%
+ Allied Products	+37%
+ Infiltrator	+3%

Domestic Markets

+ Construction	+26%
+ Non-Residential	+30%
+ Residential	+23%
+ Infrastructure	+19%
+ Agriculture	+17%

Adj. EBITDA



+650 bps
29.8%
23.3%
Q2 FY23
Q2 FY22



$164.8
($0.7)
$168.7
($52.3)
($17.3)
$263.2
Q2 FY22
Volume
Price / Mix, Materials
Mfg / Trans
SG&A and Other
Q2 FY23

Free Cash Flow and Capital Structure

Free Cash Flow (1)

	FY 2023	FY 2022	Δ
Consolidated Adjusted EBITDA	$562	$331	$231
Working capital(2)	(20)	(148)	128
Cash tax	(101)	(62)	(39)
Cash interest	(18)	(16)	(2)
Transaction costs(3)	(2)	(1)	(1)
Other	16	(9)	25
Consolidated cash flow from operations	$437	$95	$342
Capital expenditures	(76)	(64)	(12)
Consolidated Free Cash Flow	$361	$31	$330

Debt & Capital Leases

(in millions)	September 30, 2022		March 31, 2022	
Term Loan Facility	$	431	$	434
Senior Notes		850		350
Revolving Credit Facility		-		114
Total debt	$	1,281	$	898
Finance leases & Equipment financing	$	43	$	48
Leverage		1.0x		1.4x

Liquidity

(in millions)	September 30, 2022	
Cash	$	457
Availability under Revolving Credit Facility		588
Total Liquidity	$	1,046

Note: all figures in USD, $mm. Figures may not add due to rounding.
1. Operating Cash Flow less capital expenditures
2. Inventory, Trade Receivables, Accounts Payable
3. Legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions

ADS

Updated Fiscal Year 2023 Guidance

	Fiscal 2023 Expectations		
Key Metric	FY 2022	FY 2023	Y-o-Y Change
Net Sales (in Millions)	$2,769	$3,100 - $3,200	Up 12% to 16%
Adj. EBITDA (in Millions)	$676	$900 - $940	Up 33% to 39%
Adj. EBITDA Margin	24.4%	29.0% - 29.4%	+460 to +500 basis points

//ADS

Q&A



Appendix



YTD Fiscal 2023 Financial Performance

Revenue



+31%
(USD, in millions)
$1,798
$1,376
YTD FY23
YTD FY22

Adj. EBITDA



+720 bps
31.3%
24.1%
Q2 FY23
Q2 FY22

Revenue Performance

By Business

+ ADS Legacy	+35%
+ Pipe	+32%
+ Allied Products	+45%
+ Infiltrator	+16%

Domestic Markets

+ Construction	+35%
+ Non-Residential	+39%
+ Residential	+33%
+ Infrastructure	+20%
+ Agriculture	+7%



$331.4
($4.0)
$366.7
($101.6)
($30.3)
$562.2
YTD FY22
Volume
Price / Mix, Materials
Mfg / Trans
SG&A and Other
YTD FY23

ADS

Reconciliations

	Three Months Ended					
	September 30, 2022			September 30, 2021		
(In thousands)	Net Sales	Intersegment Net Sales	Net Sales from External Customers	Net Sales	Intersegment Net Sales	Net Sales from External Customers
Pipe	$ 500,978	$ (10,770)	$ 490,208	$ 384,521	$ (2,668)	$ 381,853
Infiltrator Water Technologies	150,735	(22,450)	128,285	145,911	(22,412)	123,499
International						
International - Pipe	56,461	(7,339)	49,122	50,141	(5,170)	44,971
International - Allied Products & Other	17,002	—	17,002	13,433	—	13,433
Total International	73,463	(7,339)	66,124	63,574	(5,170)	58,404
Allied Products & Other	202,200	(2,608)	199,592	145,719	(3,004)	142,715
Intersegment Eliminations	(43,167)	43,167	—	(33,254)	33,254	—
Total Consolidated	**$ 884,209**	**$ —**	**$ 884,209**	**$ 706,471**	**$ —**	**$ 706,471**

	Six Months Ended					
	September 30, 2022			September 30, 2021		
	Net Sales	Intersegment Net Sales	Net Sales from External Customers	Net Sales	Intersegment Net Sales	Net Sales from External Customers
Pipe	$ 1,025,835	$ (20,644)	$ 1,005,191	$ 758,531	$ (4,571)	$ 753,960
Infiltrator Water Technologies	317,025	(51,356)	265,669	272,653	(41,449)	231,204
International						
International - Pipe	109,880	(13,198)	96,682	100,979	(8,084)	92,895
International - Allied Products & Other	35,097	—	35,097	27,961	—	27,961
Total International	144,977	(13,198)	131,779	128,940	(8,084)	120,856
Allied Products & Other	401,109	(5,353)	395,756	272,755	(3,004)	269,751
Intersegment Eliminations	(90,551)	90,551	—	(57,108)	57,108	—
Total Consolidated	**$ 1,798,395**	**$ —**	**$ 1,798,395**	**$ 1,375,771**	**$ —**	**$ 1,375,771**

ADS

Reconciliations

Reconciliation of Adjusted EBITDA to Net Income

(Amounts in thousands)	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Six Months Ended September 30, 2022	Six Months Ended September 30, 2021
Net income	$ 153,377	$ 76,312	$ 341,859	$ 153,435
Depreciation and amortization	35,922	34,194	71,500	68,850
Interest expense	18,261	8,437	29,333	16,344
Income tax expense	47,508	26,816	102,573	53,271
EBITDA	255,068	145,759	545,265	291,900
(Gain) loss on disposal of assets and costs from exit and disposal activities	(102)	(901)	201	(912)
Stock-based compensation expense	7,460	5,618	13,733	12,269
ESOP compensation expense	—	12,013	—	26,168
Transaction costs	368	834	2,083	877
Other adjustments[(a)]	408	1,481	963	1,084
Adjusted EBITDA	**$ 263,202**	**$ 164,804**	**$ 562,245**	**$ 331,386**

Notes:

a) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, interest income, the proportionate share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which is accounted for under the equity method of accounting and executive retirement expense.

//ADS